BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2021
BUSINESS COMBINATION
BUSINESS COMBINATION
3.	BUSINESS COMBINATION

On the Closing Date, Embark received net increase in cash of $243.9 million, net of transaction costs for the Business Combination of $70.2 million, which consist of legal, accounting, and other professional services directly related to the Merger, and are included in additional paid-in capital in the consolidated balance sheet as of December 31, 2021. On the Closing Date, each Embark stockholder received approximately 2.98 shares of the Company’s Class A common stock, par value $0.0001 per share, for each share of Embark Class A common stock, par value $0.0001 per share, that such stockholder owned, except the Embark Founders who received 2.98 shares of Company’s Class B common stock, par value $0.0001 per share, for 80% of their Embark Class A common stock owned, and 2.98 shares Company’s Class A common stock, par value $0.0001 per share, for each share of Embark Class A common stock. On the date of the Business Combination, the Company recorded a liability related to the Public and Private Warrants of $41.2 million, with an offsetting entry to additional paid-in capital. During the period from November 10, 2021 to December 31, 2021, the fair value of the Public and Private Warrants increased to $49.4 million, resulting in a charge of $8.2 million in the statement of operations for the year ended December 31, 2021. Upon closing of the Business Combination, the shareholders’ of NGA were issued 41.4 million of Class A common stock. In connection with the Closing, holders of 29.8 million shares of common stock of NGA were redeemed at a price per share of $10.00.

All equity awards of Embark were assumed by NGA and converted into comparable equity awards that are settled or exercisable for shares of the Company’s Class A common stock. As a result, each stock option was converted into an option to purchase shares of the Company’s Class A common stock based on an exchange ratio of 2.98. Each award of the Embark’ RSUs and PSUs was converted into RSUs and PSUs of the Company based on an exchange ratio of 2.98, with the same underlying terms as the old award.

The Merger was accounted for as a reverse recapitalization with Embark as the accounting acquirer and NGA as the acquired company for accounting purposes. Embark was determined to be the accounting acquirer since Embark’ shareholders prior to the Merger had the greatest voting interest in the combined entity, Embark’ shareholders appointed the initial directors of the combined Board of Directors and control future appointments, Embark comprises all of the ongoing operations, and Embark’ senior management directs operations of the combined entity. Accordingly, all historical financial information presented in these financial statements represents the accounts of Embark as if Embark, rather than NGA, is the predecessor to the Company. No step-up basis of intangible assets or goodwill was recorded and net assets were stated at historical cost consistent with the treatment of the transaction as a reverse recapitalization of Embark. The shares and net loss per common share prior to the Merger have been retroactively restated as shares reflecting the exchange ratio established in the Merger (2.98 Company shares for 1 Embark share).

Immediately following the Business Combination there were 362,832,986 shares of Class A common stock and 87,078,781 shares of Class B common stock with a par value of $0.0001 issued and outstanding and 23,153,266 shares of Class A common stock warrants.